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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 August 27, 2007

           Merrill Lynch Mortgage Investors Trust, Series MLCC 2007-3
                                (Issuing Entity)

                     Merrill Lynch Mortgage Investors, Inc.
              (Exact Name of Depositor as Specified in its Charter)

                       Merrill Lynch Mortgage Lending Inc.
               (Exact Name of Sponsor as Specified in its Charter)

                     Merrill Lynch Mortgage Investors, Inc.
             (Exact Name of Registrant as Specified in its Charter)

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
              Delaware                    333-140436             13-3416059
    (State or Other Jurisdiction          (Commission         (I.R.S. Employer
          Of Incorporation)              File Number)        Identification No.)
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
          250 Vesey Street
 4 World Financial Center 10th Floor
         New York, New York                                         10080
        (Address of Principal                                    (Zip Code)
         Executive Offices)
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       Registrant's telephone number, including area code: (212) 449-0357

                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. Other Events.

     The Registrant registered issuances of Merrill Lynch Mortgage Investors,
Inc. Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-140436 (the
"Registration Statement")). Pursuant to the Registration Statement, on August
10, 2007, Merrill Lynch Mortgage Investors, Inc. issued $291,834,000 in aggregate principal amount Class I-A-1 Certificates, Class I-A-2 Certificates,
Class II-A-1 Certificates, Class II-A-2 Certificates, Class III-A-1
Certificates, Class III-A-2 Certificates and Class A-R Certificates
(collectively, the "Class A Certificates") and Class M-1 Certificates, Class M-2
Certificates and Class M-3 Certificates (collectively, the "Class M
Certificates").

     This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated May 15, 2007 as supplemented by the Prospectus Supplement, dated August 16, 2007 (collectively, the "Prospectus
Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, by and among Merrill Lynch
Mortgage Investors, Inc., as depositor (the "Depositor"), HSBC Bank USA,
National Association, as trustee (the "Trustee"), Wells Fargo Bank, N.A., as master servicer and securities administrator (the "Master Servicer" and "Securities Administrator"), and PHH Mortgage Corporation, as servicer (the
"Servicer"). The "Certificates" consist of the following classes: the Class A
Certificates, Class M Certificates and the Class B-1, Class B-2 and Class B-3
Certificates (collectively, the "Class B Certificates"). The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust
Fund") that consists primarily of three pools of conventional, adjustable rate, fully amortizing first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $293,596,173 as of August 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

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ITEM 9.01. Financial Statements and Exhibits

          (a)  Not applicable

          (b)  Not applicable

          (c)  Not applicable

          (d)  Exhibits:

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
Exhibit No.   Description
-----------   -----------
4.1           Pooling and Servicing Agreement, dated as of August 1, 2007, by and among Merrill Lynch Mortgage Investors, Inc., as Depositor,
              HSBC Bank USA, National Association, as Trustee, Wells Fargo Bank,
              N.A., as Master Servicer and Securities Administrator, and PHH
              Mortgage Corporation, as Servicer.

99.1          Mortgage Loan Sale and Assignment Agreement, dated as of August 1,
              2007, between Merrill Lynch Mortgage Lending, Inc., as Sponsor, and Merrill Lynch Mortgage Investors, Inc., as Purchaser.
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.

Date: August 27, 2007
                                        By: /s/ Paul Park
                                            ----------------------------------
                                        Name: Paul Park
                                        Title: Authorized Signatory

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                                INDEX TO EXHIBITS

Exhibit No.   Description
-----------   -----------
4.1           Pooling and Servicing Agreement, dated as of August 1, 2007, by and among Merrill Lynch Mortgage Investors, Inc., as Depositor,
              HSBC Bank USA, National Association, as Trustee, Wells Fargo Bank,
              N.A., as Master Servicer and Securities Administrator, and PHH
              Mortgage Corporation, as Servicer.

99.1          Mortgage Loan Sale and Assignment Agreement, dated as of August 1,
              2007, between Merrill Lynch Mortgage Lending, Inc., as Sponsor, and Merrill Lynch Mortgage Investors, Inc., as Purchaser.
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